File Number 2-28097
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP OF
FUNDS, INC. CLASS Y PROSPECTUS DATED
MAY 31, 2001.

This information reflects a change to
the Prospectus.

On page 68 of the Prospectus, the following change shall occur, effective July 19, 2001:

Under "Important Information about Exchanging
Your Shares," add the following after the first sentence:

In the case of shares held one month or less
(other than shares acquired through reinvestment of dividends or other distributions and excluding redemptions or exchanges from the Money Market
Fund and redemptions made through a Systematic
Withdrawal Plan), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to mitigate the costs caused to the Fund by early redemptions.
It may be modified or discontinued at any time or from time to time. The Fund will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.


On page 69 of the Prospectus, the following change shall occur, effective June 20, 2001:

Under "Valuation of Shares," add the following paragraph after the third paragraph:
If market quotations are not readily available or do not accurately reflect fair value for a security at the time the Funds' net asset value is calculated, such security may be valued at its fair value, as determined by methods approved by the Board of Directors.
This most commonly occurs with foreign
securities, but may occur with domestic
securities as well.  For example, if a
significant event occurs after the close of a foreign security's primary exchange, but prior to the calculation of the Fund's net asset value, the Fund may adjust the security's closing price on the primary exchange to reflect the fair valuation of the security after the significant event.


On page 70 of the Prospectus, the following change shall occur:

Under "Exchanges and Redemptions," add the following paragraph after the first paragraph:

If you redeem or exchange shares of a Fund
(excluding redemptions or exchanges from the Money Market Fund and redemptions made through a Systematic Withdrawal Plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the Fund for the benefit of the remaining shareholders.
This fee is intended to mitigate the costs caused to the Fund by early redemptions. It may be modified or discontinued at any time or from time to time. The Fund will use the "first in, first out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

June 20, 2001